AMENDED AND RESTATED SCHEDULE A TO GLOBAL X FUNDS DISTRIBUTION AND SERVICE PLAN As of May 23, 2018 Name of Fund Date Fund Date Board Date Fund Approved by Approved Commenced Board Continuance of Operations I/A/A Global X FTSE Nordic Region ETF September 26, 2008 November 14, 2017 August 17, 2009 Global X MSCI Norway ETF October 2, 2009 November 14, 2017 November 9, 2010 Global X MSCI Argentina ETF December 5, 2008 November 14, 2017 March 2, 2011 Global X MSCI Colombia ETF December 5, 2008 November 14, 2017 February 5, 2009 Global X MSCI Pakistan ETF October 2, 2009 November 14, 2017 April 22, 2015 Global X Emerging Africa ETF October 2, 2009 November 14, 2017 Global X China Consumer ETF October 2, 2009 November 14, 2017 November 30, 2009 Global X China Energy ETF October 2, 2009 November 14, 2017 December 15, 2009 Global X China Financials ETF October 2, 2009 November 14, 2017 December 10, 2009 Global X China Industrials ETF October 2, 2009 November 14, 2017 November 30, 2009 Global X China Materials ETF October 2, 2009 November 14, 2017 January 12, 2010 Global X NASDAQ China Technology ETF October 2, 2009 November 14, 2017 December 8, 2009 Global X Copper Miners ETF March 26, 2010 November 14, 2017 April 19, 2010 Global X Silver Miners ETF March 26, 2010 November 14, 2017 April 19, 2010 Global X China Mid Cap ETF June 4, 2010 November 14, 2017 Global X Lithium & Battery Tech ETF June 4, 2010 November 14, 2017 July 22, 2010 Global X Uranium ETF June 4, 2010 November 14, 2017 November 4, 2010 Global X Gold Explorers ETF August 27, 2010 November 14, 2017 November 3, 2010 Global X Next Emerging & Frontier ETF November 17, 2010 November 14, 2017 November 6, 2013 Global X FTSE Southeast Asia ETF November 17, 2010 November 14, 2017 February 16, 2011 Global X Fertilizers/Potash ETF February 25, 2011 November 14, 2017 May 25, 2011 Global X SuperDividend® ETF February 25, 2011 November 14, 2017 June 8, 2011 Global X MLP ETF May 11, 2011 November 14, 2017 April 18, 2012 Global X MLP Natural Gas ETF May 11, 2011 November 14, 2017 Global X MSCI Portugal ETF August 19, 2011 November 14, 2017 November 12, 2013 Global X FTSE Ukraine Index ETF August 19, 2011 November 14, 2017 Global X MSCI Greece ETF August 19, 2011 November 14, 2017 December 7, 2011 Global X Hungary Index ETF August 19, 2011 November 14, 2017 Global X Luxembourg ETF August 19, 2011 November 14, 2017 Global X FTSE Morocco 20 Index ETF August 19, 2011 November 14, 2017 Global X Czech Republic Index ETF August 19, 2011 November 14, 2017 Global X Slovakia Index ETF August 19, 2011 November 14, 2017 Global X Kuwait ETF August 19, 2011 November 14, 2017 Global X MSCI Nigeria ETF August 19, 2011 November 14, 2017 April 2, 2013 Global X FTSE Bangladesh Index ETF August 19, 2011 November 14, 2017 Global X FTSE Sri Lanka Index ETF August 19, 2011 November 14, 2017

Name of Fund Date Fund Date Board Date Fund Approved by Approved Commenced Board Continuance of Operations I/A/A Global X Kazakhstan Index ETF August 19, 2011 November 14, 2017 Global X FTSE Frontier Markets ETF August 19, 2011 November 14, 2017 Global X Central America Index ETF August 19, 2011 November 14, 2017 Global X Central and Northern Europe ETF August 19, 2011 November 14, 2017 Global X Southern Europe ETF August 19, 2011 November 14, 2017 Global X Eastern Europe ETF August 19, 2011 November 14, 2017 Global X Sub-Saharan Africa Index ETF August 19, 2011 November 14, 2017 Global X FTSE Toll Roads & Ports ETF August 19, 2011 November 14, 2017 Global X FTSE Railroads ETF August 19, 2011 November 14, 2017 Global X Land ETF August 19, 2011 November 14, 2017 Global X Cement ETF August 19, 2011 November 14, 2017 Global X Advanced Materials ETF August 19, 2011 November 14, 2017 Global X Social Media ETF August 19, 2011 November 14, 2017 November 14, 2011 Global X SuperIncomeTM Preferred ETF February 24, 2012 November 14, 2017 July 16, 2012 Global X SuperDividend® REIT ETF February 24, 2012 November 14, 2017 March 16, 2015 Global X Risk Parity ETF February 24, 2012 November 14, 2017 Global X Guru® Index ETF May 25, 2012 November 14, 2017 June 4, 2012 Global X SuperDividend® U.S. ETF November 16, 2012 November 14, 2017 March 11, 2013 Global X MLP & Energy Infrastructure ETF February 22, 2013 November 14, 2017 August 6, 2013 Global X | JPMorgan Efficiente Index ETF September 5, 2014 November 14, 2017 October 22, 2014 Global X | JPMorgan US Sector Rotator Index ETF September 5, 2014 November 14, 2017 October 22, 2014 Global X MSCI SuperDividend® Emerging Markets November 14, 2014 November 14, 2017 March 16, 2015 ETF Global X SuperDividend® Alternatives ETF March 10, 2015 November 14, 2017 July 13, 2015 Global X Scientific Beta US ETF March 10, 2015 November 14, 2017 May 12, 2015 Global X Scientific Beta Europe ETF March 10, 2015 November 14, 2017 May 12, 2015 Global X Scientific Beta Asia ex-Japan ETF March 10, 2015 November 14, 2017 May 12, 2015 Global X Scientific Beta Japan ETF March 10, 2015 November 14, 2017 May 12, 2015 Global X Scientific Beta Developed Markets ex-US March 10, 2015 November 14, 2017 ETF Global X YieldCo Index ETF April 21, 2015 November 14, 2017 May 27, 2015 Global X S&P 500® Catholic Values ETF May 29, 2015 November 14, 2017 April 18, 2016 Global X Internet of Things ETF November 13, 2015 November 14, 2017 September 12, 2016 Global X Health & Wellness Thematic ETF November 13, 2015 November 14, 2017 May 9, 2016 Global X FinTech ETF November 13, 2015 November 14, 2017 September 12, 2016 Global X Conscious Companies ETF November 13, 2015 November 14, 2017 July 11, 2016 Global X Education Thematic ETF February 26, 2016 November 14, 2017 Global X Robotics & Artificial Intelligence ETF February 26, 2016 November 14, 2017 September 12, 2016 Global X Longevity Thematic ETF February 26, 2016 November 14, 2017 May 9, 2016 Global X Millennials Thematic ETF February 26, 2016 November 14, 2017 May 4, 2016 Global X Scientific Beta Emerging Markets ETF April 19, 2016 November 14, 2017 Global X MSCI SuperDividend® EAFE ETF September 9, 2016 November 14, 2017 November 14, 2016 Global X Founder-Run Companies ETF September 9, 2016 November 14, 2017 February 13, 2017 Global X U.S. Infrastructure Development ETF February 24, 2017 November 14, 2017 March 6, 2017

Name of Fund Date Fund Date Board Date Fund Approved by Approved Commenced Board Continuance of Operations I/A/A Global X U.S. Preferred ETF February 24, 2017 November 14, 2017 September 11, 2017 Global X Iconic U.S. Brands ETF September 20, 2017 November 14, 2017 October 16, 2017 Global X Future Analytics Tech ETF February 23, 2018 Global X Autonomous & Electric Vehicles ETF February 23, 2018 April 13, 2018 Global X TargetIncomeTM 5% ETF February 23, 2018 Global X TargetIncomeTM US 10-Year Treasury + February 23, 2018 2% ETF Global X S&P 500® Quality Dividend ETF May 23, 2018 Global X Augmented & Virtual Reality ETF May 23, 2018 Global X E-commerce ETF May 23, 2018 Global X Genomics ETF May 23, 2018 Global X Adaptive U.S. Factor ETF May 23, 2018